[STRONG LOGO]

     THE STRONG
     SCHAFER VALUE FUND
--------------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o MARCH 31, 1999




                       [PICTURE OF STRONG FUNDS BUILDING]

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     As I review this past year, I can't help but conclude that we are living in one of the most remarkable eras in modern history. In many ways, it is a Golden Age of prosperity, with constantly improving living standards, virtually full employment, and enormous cultural vitality.

     Our golden era is primarily driven by the spirit of capitalism, which has resulted in real economic growth of better than 3%, negligible inflation, and the lowest unemployment rates in a quarter of a century. Things have rarely looked so good. My advice: Enjoy it, but remember that good times have a way of disappearing. Almost overnight.

     Not everything in the world is coming up roses. As the fighting in Kosovo demonstrates, conflict still looms large in the world. Kosovo illustrates just how delicate the balance is between individual nations and their economies. And it serves as a constant reminder that everything in life--economies included--is cyclical.

     While the U.S. market has been strong, not every security has shared in the good times. What we are experiencing today--to borrow a Wall Street phrase--is a two-tiered market. That is, a market with big differences between the "have" and "have not" stocks. Close to 70% of stocks out there are still down 20% or more from their tops, while a precious small percentage are near their historical highs.

     In plain English, today's market has one piece that may be over-valued, and another piece that appears to be undervalued.

     A family's investment portfolio has to distinguish between a careful strategy and just "playing the market." A serious investor needs to realize that some stock valuations are at extreme highs and that diversification is more important than ever. In addition to blue chip and other large-cap stocks, fixed income products (like long-term bonds) are very attractive and provide an excellent vehicle for diversifying a portfolio.

     (And, although currently out of favor with investors, small- and mid-cap stocks will rise again. If you buy the idea that markets are cyclical, these stocks could be an excellent place to invest over the next few years).

     Likewise, value investing--the art of buying undervalued companies--is also out of favor. Value stocks have already been through a pretty severe correction, and by investing in them now, you can help protect yourself when large-cap and technology stocks retreat.

     At Strong, we're in business to help you achieve your financial goals. Our Strong Advisor program works with shareholders to build a long term investment program through balance.

     The markets are made up of millions of pieces of input--facts, opinions, trends, tips, dreams, emotions, speculation, and an abundance of good old-fashioned hunches. There is also a good deal of wisdom built into the markets. Some of this wisdom gets distorted over the short-term. Long-term, however, the essential truth of the investment process emerges. Our job is to help you maneuver through the clutter and emotion in the marketplace and find that truth.

     Give us a call. We're here to help.

                                                         /s/Dick

                                   THE STRONG
                                 SCHAFER VALUE
                                      FUND
                                    --------

                      SEMI-ANNUAL REPORT o MARCH 31, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Value Fund ...................................2

FINANCIAL INFORMATION
     Schedule of Investments .........................................5
     Statement of Assets and Liabilities .............................7
     Statement of Operations .........................................7
     Statements of Changes in Net Assets .............................8
     Notes to Financial Statements ...................................9

FINANCIAL HIGHLIGHTS ................................................12

                                   ===============
                         THE STRONG SCHAFER VALUE FUND
-----------------------------------===============------------------------------

FUND
 HIGHLIGHTS

o For the six months ended March 31, 1999, the Strong Schafer Value Fund returned 4.45%, compared to the 27.34% gain registered by the S&P 500 Stock Index (S&P 500).*

o In February and March, the Fund generally bought larger-cap stocks where earnings growth prospects seemed particularly good. These stocks replaced some of the portfolio's mid-cap stocks with more clouded earnings prospects.

o The Fund's holdings in the energy sector were adversely affected by the decline in the price of oil during much of the reporting period.

---------------------------------------

           AVERAGE ANNUAL
           TOTAL RETURN(1)

           As of 3-31-99

         1-year       -25.83%

         5-year        11.32%

        10-year        13.76%

Since Inception        13.39%
  (on 10-22-85)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS

             As of 3-31-99


SECURITY                % OF NET ASSETS
---------------------------------------
Cadence Design Systems, Inc.       3.1%

Maytag Corporation                 3.0%

Diebold, Inc.                      2.9%

Omnicare, Inc.                     2.9%

Koninklijke Philips Electronics NV 2.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGER


/s/ David K. Schafer
David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

While we continue to rigidly adhere to our  longstanding  policy of holding only stocks that have both P/E multiples below those of the S&P 500 and earnings-per-share growth prospects that appear greater than those of the S&P 500, we have made more than the normal number of changes to the portfolio over the last six weeks. These changes were made primarily because the mid-cap stocks we have been increasingly investing in over the past two years have dramatically lagged the S&P 500. Our overriding goal in making these portfolio changes was to attempt to bring the future investment results back in line with those we have achieved over the past 25 years.

We slightly shifted our emphasis in two ways: we reduced the weighting in mid-cap stocks, and placed a greater emphasis on companies with a strong potential for making their earnings estimates. Some of the stocks that we have sold and their industries (in parentheses) include Asia Pulp & Paper (Forest Products), W.R. Berkeley (Insurance), and Western Resources (Electric Utility). Stocks that we added to the portfolio include Allstate Corp. (Insurance), Cadence Design (Computer Software), and Sears (Retail).

As shareholders of the Strong Schafer Value Fund are painfully aware, value investing has been tough sledding for the past year and a half, and until the extremely narrowly focused stock market broadens out, value investing

                                           -------------------------------------

                                                    AS SHAREHOLDERS OF

                                                    THE STRONG SCHAFER

                                                     VALUE FUND ARE

                                                    PAINFULLY AWARE,

                                                     VALUE INVESTING

                                                     HAS BEEN TOUGH

                                                    SLEDDING FOR THE

                                                  PAST YEAR AND A HALF.

                                           -------------------------------------

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

will continue to be an uphill struggle. However, we remain convinced that it is a question of "when" and not "if" our approach will return to favor. These out-of-favor periods such as the one we have recently experienced, are not new to value investors (or those of any other investment style), and hardly a period of five years goes by without value being out of sync with the overall market. What is different this time is the disparity of returns relative to the S&P 500.

Over the coming months, the changes we have made in the portfolio will, hopefully, coincide with a broadening in the stock market. When this fundamental change occurs, we believe that the portfolio will be well positioned to benefit from a more-inclusive stock market. Therefore, we encourage all investors not to abandon value investing.

Thank you for your confidence in the Strong Schafer Value Fund.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 3-31-89 to 3-31-99
[GRAPH]
                        THE STRONG                  Lipper Growth
                       SCHAFER VALUE     S&P 500      and Income
                           FUND          Index*      Funds Index*
             3-89         10,000         10,000         10,000
             3-90         11,328         11,927         11,286
             3-91         12,873         13,646         12,444
             3-92         15,302         15,152         13,897
             3-93         18,859         17,460         16,155
             3-94         21,239         17,717         16,916
             3-95         22,653         20,475         18,745
             3-96         29,087         27,048         24,142
             3-97         34,710         32,410         28,014
             3-98         48,942         47,967         38,940
             3-99         36,300         56,821         40,543


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.


YOUR FUND'S
 APPROACH

THE STRONG SCHAFER VALUE FUND USES A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. THE MANAGER'S FOCUS IS TO SCRUTINIZE THESE PROSPECTS CAREFULLY. THE FUND USES THIS APPROACH TO PURSUE LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The healthy U.S. economy, coupled with foreign capital inflows from many trouble spots, contributed to the strong performance of the large-cap dominated S&P 500 during the past six months.

o The S&P 500's returns continued to mask an important divergence in the market. Small- and mid-cap stocks, particularly those in the value camp, continued to lag while market narrowing continued. Last year, 15 large-cap stocks (or 7.5% of the stocks in the Index) accounted for over 51% of the gain in the S&P 500. In the first quarter of 1999, 18 stocks (or 9% of the total) accounted for 100% of the gain in the S&P 500.

o Asian economic troubles that started during the second half of 1997 seemed to be moderating and having less negative impact on our economy and stock market.

=====================================================================================================
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 3-31-99 (UNAUDITED)
=====================================================================================================
                                   CLOSING PRICE      EARNINGS PER SHARE       PRICE/EARNINGS RATIO
SECURITY                             (3-31-99)        1999E        2000E        1999E        2000E

Allstate Corp                         $ 37.06          3.28         3.52         11.3         10.5
-----------------------------------------------------------------------------------------------------
Armstrong World Inds Inc                45.19          5.85         6.58          7.7          6.9
-----------------------------------------------------------------------------------------------------
Arrow Electrs Inc                       15.00          1.61         1.98          9.3          7.6
-----------------------------------------------------------------------------------------------------
Avnet Inc                               36.63          3.50         4.07         10.5          9.0
-----------------------------------------------------------------------------------------------------
BankAmerica Corp New                    70.63          4.68         5.48         15.1         12.9
-----------------------------------------------------------------------------------------------------
Borg-Warner Automotive                  47.81          4.88         5.56          9.8          8.6
-----------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe            32.88          2.60         2.92         12.6         11.2
-----------------------------------------------------------------------------------------------------
Cadence Design System Inc               25.75          1.41         1.70         18.3         15.2
-----------------------------------------------------------------------------------------------------
Canadian Natl Ry Co                     55.63          4.67         5.50         11.9         10.1
-----------------------------------------------------------------------------------------------------
Chase Manahattan Corp New               81.31          5.18         5.77         15.7         14.1
-----------------------------------------------------------------------------------------------------
Chubb Corp                              58.56          4.31         4.71         13.6         12.4
-----------------------------------------------------------------------------------------------------
Cleveland Cliffs Inc                    34.06          3.80         4.40          9.0          7.7
-----------------------------------------------------------------------------------------------------
DaimlerChrysler AG Ord                  85.81          7.17         7.64         12.0         11.2
-----------------------------------------------------------------------------------------------------
Diebold Inc                             24.00          1.83         2.07         13.1         11.6
-----------------------------------------------------------------------------------------------------
ECI Telecom Ltd Ord                     35.00          2.45         3.03         14.2         11.6
-----------------------------------------------------------------------------------------------------
FDX Corp                                92.81          5.29         6.01         17.6         15.5
-----------------------------------------------------------------------------------------------------
Federal Natl Mtg Assn                   69.25          3.67         4.12         18.8         15.8
-----------------------------------------------------------------------------------------------------
Ford Mtr Co                             56.75          5.31         5.42         10.7         10.5
-----------------------------------------------------------------------------------------------------
Jo-Ann Stores Inc Cl B                  10.75          1.73         1.94          6.2          5.5
-----------------------------------------------------------------------------------------------------
Kansas City Pwr & Lt Co                 24.63          2.20         2.30         11.2         10.7
-----------------------------------------------------------------------------------------------------
KLM Royal Dutch Airls                   27.75          1.73         1.63         16.0         17.0
-----------------------------------------------------------------------------------------------------
Lafarge Corp                            28.00          3.49         3.90          8.0          7.2
-----------------------------------------------------------------------------------------------------
Lockheed Martin Corp                    37.69          3.39         3.65         11.1         10.3
-----------------------------------------------------------------------------------------------------
May Dept Stores Co                      39.13          2.79         3.11         14.0         12.6
-----------------------------------------------------------------------------------------------------
Maytag Corp                             60.38          3.63         4.08         16.6         14.8
-----------------------------------------------------------------------------------------------------
Mellon Bk Corp                          70.38          3.61         4.04         19.5         17.4
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co Inc                  88.44          4.58         5.00         19.3         17.7
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp                   59.88          6.13         6.60          9.6          9.1
-----------------------------------------------------------------------------------------------------
Omnicare Inc                            19.06          1.38         1.74         13.8         10.9
-----------------------------------------------------------------------------------------------------
Paine Webber Group Inc                  39.88          2.94         3.17         13.6         12.6
-----------------------------------------------------------------------------------------------------
PartnerRE Ltd                           40.50          4.47         4.73          9.1          8.6
-----------------------------------------------------------------------------------------------------
Petroleum Geo-Svcs ADR                  15.25          1.23         1.58         12.4          9.6
-----------------------------------------------------------------------------------------------------
Philip Morris Cos                       35.19          3.33         3.79         10.6          9.3
-----------------------------------------------------------------------------------------------------
Koninklijke Philips Electrs Sponsored   82.44          4.51         5.97         18.3         13.8
-----------------------------------------------------------------------------------------------------
Raytheon Co Cl B                        58.63          3.70         4.13         15.9         14.2
-----------------------------------------------------------------------------------------------------
Sears Roebuck & Co                      45.19          3.69         4.09         12.3         11.0
-----------------------------------------------------------------------------------------------------
Southdown Inc                           53.69          5.51         6.06          9.7          8.9
-----------------------------------------------------------------------------------------------------
Storage Technology Corp                 27.88          2.48         2.94         11.2          9.5
-----------------------------------------------------------------------------------------------------
SLM Hldg Corp                           41.75          3.24         3.64         12.9         11.5
-----------------------------------------------------------------------------------------------------
Summit Bancorp                          39.00          2.84         3.08         13.7         12.6
-----------------------------------------------------------------------------------------------------
UCAR Intl Inc                           14.13          1.92         2.61          7.4          5.4
-----------------------------------------------------------------------------------------------------
Wells Fargo & Co New                    35.06          2.22         2.58         15.8         13.6
-----------------------------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND PORTFOLIO AVERAGES                                     12.5         11.1

S&P 500 INDEX                        1,286.37         42.74        46.32         30.1         27.8

E=ESTIMATE

4

SCHEDULE OF INVESTMENTS IN SECURITIES                                                    MARCH 31,1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
                                              STRONG SCHAFER VALUE FUND
===================================================================================================================
                                               Shares or                     Unit
                                               Principal      Average       Market                        Market
Security                                         Amount      Unit Cost      Value      % Change           Value
-------------------------------------------------------------------------------------------------------------------
Common Stocks 99.6%
AEROSPACE & DEFENSE 5.8%
Lockheed Martin Corporation                     670,000      $ 40.50       $37.69         -6.94%      $ 25,250,625
Northrop Grumman Corporation                    142,200       105.84        59.88        -43.42%         8,514,225
Raytheon Company Class B                        460,000        56.25        58.63          4.23%        26,967,500
                                                                                                      ------------
                                                                                                        60,732,350
AIRLINE 2.4%
KLM Royal Dutch Airlines                        900,900        41.17        27.75        -32.60%        24,999,975

AIR TRANSPORT 2.6%
FDX Corporation (b)                             300,000        38.21        92.81        142.89%        27,843,750

AUTO PARTS 2.7%
Borg-Warner Automotive, Inc.                    600,000        38.38        47.81         24.57%        28,687,500

AUTOMOBILE 5.1%
DaimlerChrysler AG (b)                          300,000        88.14        85.81         -2.64%        25,743,750
Ford Motor Company                              485,000        21.93        56.75        158.78%        27,523,750
                                                                                                      ------------
                                                                                                        53,267,500
BANKS 12.8%
BankAmerica Corporation                         385,000        61.11        70.63         15.58%        27,190,625
The Chase Manhattan Corporation                 330,000        38.05        81.31        113.69%        26,833,125
Mellon Bank Corporation                         385,000        24.69        70.38        185.05%        27,094,375
Summit Bancorp                                  700,000        39.48        39.00         -1.22%        27,300,000
Wells Fargo Company                             730,000        36.85        35.06         -4.86%        25,595,625
                                                                                                      ------------
                                                                                                       134,013,750
BROKERAGE 5.3%
Merrill Lynch & Company, Inc.                   310,000        46.78        88.44         89.06%        27,415,625
Paine Webber Group, Inc.                        710,000        16.24        39.88        145.57%        28,311,250
                                                                                                      ------------
                                                                                                        55,726,875
CEMENT 4.8%
Lafarge Corporation                             837,500        21.31        28.00         31.39%        23,450,000
Southdown, Inc.                                 506,000        36.58        53.69         46.77%        27,165,875
                                                                                                      ------------
                                                                                                        50,615,875
COMMERCIAL SERVICE 2.9%
Diebold, Inc.                                 1,255,000        28.86        24.00        -16.84%        30,120,000

COMPUTER EQUIPMENT & SERVICE 2.3%
Storage Technology Corporation (b)              850,000        19.51        27.88         42.90%        23,693,750

COMPUTER SOFTWARE 3.1%
Cadence Design Systems, Inc. (b)              1,250,000        24.05        25.75          7.07%        32,187,500

ELECTRIC UTILITIES 2.6%
Kansas City Power & Light Company             1,120,000        30.93        24.63        -20.37%        27,580,000

ELECTRONIC EQUIPMENT & DISTRIBUTION 7.5%
Arrow Electronics, Inc. (b)                   1,549,200        26.91        15.00        -44.26%        23,238,000
Avnet, Inc.                                     692,600        56.33        36.63        -34.97%        25,366,475
Koninklijke Philips Electronics NV ADR          360,000        37.64        82.44        119.02%        29,677,500
                                                                                                      ------------
                                                                                                        78,281,975
HEALTHCARE - PATIENT CARE 2.9%
Omnicare, Inc.                                1,580,000        24.85        19.06        -23.30%        30,118,750

HOUSEHOLD APPLIANCES & FURNISHINGS 3.0%
Maytag Corporation                              525,000        56.46        60.38          6.94%        31,696,875

HOUSING RELATED 2.0%
Armstrong World Industries, Inc.                470,600        68.42        45.19        -33.95%        21,265,237

INSURANCE 7.9%
The Allstate Corporation                        715,000        39.48        37.06         -6.13%        26,499,687
Chubb Corporation                               500,000        62.41        58.56         -6.17%        29,281,250
PartnerRE, Ltd.                                 670,000        39.47        40.50          2.61%        27,135,000
                                                                                                      ------------
                                                                                                        82,915,937

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)                                             MARCH 31,1999 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================
                                                STRONG SCHAFER VALUE FUND
=======================================================================================================================
                                                  Shares or                    Unit
                                                  Principal      Average      Market                         Market
Security                                           Amount       Unit Cost     Value         % Change         Value
-----------------------------------------------------------------------------------------------------------------------
METALS & MINING 3.3%
Cleveland-Cliffs, Inc. (c)                          296,100      $ 42.17      $ 34.06        -19.23%   $    10,085,906
UCAR International, Inc. (b)                      1,746,900        30.88        14.13        -54.24%        24,674,963
                                                                                                         -------------
                                                                                                            34,760,869
MORTGAGE & RELATED SERVICE 2.4%
Federal National Mortgage Association               370,000        71.83        69.25         -3.59%        25,622,500

OIL WELL EQUIPMENT & SERVICE 0.6%
Petroleum Geo-Services ADR (b)                      392,800        15.99        15.25         -4.63%         5,990,200

PERSONAL & COMMERCIAL LENDING 2.4%
SLM Holding Corporation                             600,000        44.15        41.75         -5.44%        25,050,000

RAILROAD 4.4%
Burlington Northern Santa Fe Corporation            820,000        28.13        32.88         16.89%        26,957,500
Canadian National Railway Company                   339,500        56.50        55.63         -1.54%        18,884,688
                                                                                                         -------------
                                                                                                            45,842,188
RETAIL 5.7%
Jo-Ann Stores, Inc. Class B (b)                     459,500        20.03        10.75        -46.33%         4,939,625
May Department Stores Company                       720,000        29.42        39.13         33.00%        28,170,000
Sears, Roebuck & Company                            590,000        46.91        45.19         -3.67%        26,660,625
                                                                                                         -------------
                                                                                                            59,770,250
TELECOMMUNICATION EQUIPMENT 2.7%
ECI Telecom, Ltd.                                   800,000        37.51        35.00         -6.69%        28,000,000

TOBACCO 2.4%
Philip Morris Companies, Inc.                       730,000        40.30        35.19        -12.68%        25,686,875
-----------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,023,495,810)                                                                1,044,470,481
-----------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 1.9%
Commercial Paper
Interest Bearing 1.6%
American Express Company, 5.00%, Due 4/01/99    $17,000,000       100.00       100.00          0.00%        17,000,000

Interest Bearing, Due Upon Demand 0.3%
Sara Lee Corporation, 4.54%                       2,892,927       100.00       100.00          0.00%         2,892,927
-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,892,927)                                                             19,892,927
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Investments in Securities, 101.5% (Cost $1,043,388,737)                                            1,064,363,408
Other Assets and Liabilities, Net (1.5%)                                                                   (15,409,577)
-----------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                       $1,048,953,831
=======================================================================================================================


LEGEND
-----------------------------------------------------------------------------------------------------------------------
(a)  Short-term  investments  include any security  which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Affiliated issuer (See Note 6 of Notes to Financial Statements).


Percentages are stated as a percent of net assets.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31,1999 (Unaudited)

                                                                 STRONG SCHAFER
                                                                   VALUE FUND
                                                                 --------------
ASSETS:
  Investments in Securities, at Market Value
    Unaffiliated Issuers (Cost of $1,030,900,889)                $1,054,277,502
    Affiliated Issuers (Cost of $12,487,848)                         10,085,906
  Receivable for Securities Sold                                     24,237,245
  Dividends and Interest Receivable                                   2,129,006
  Receivable from Fund Shares Sold                                      329,581
  Other Assets                                                          123,242
                                                                 --------------
  Total Assets                                                    1,091,182,482

LIABILITIES:
  Payable for Securities Purchased                                   41,013,473
  Payable for Fund Shares Redeemed                                      999,887
  Accrued Operating Expenses and Other Liabilities                      215,291
                                                                 --------------
  Total Liabilities                                                  42,228,651
                                                                 --------------
NET ASSETS                                                       $1,048,953,831
                                                                 ==============
NET ASSETS CONSIST OF:
  Capital Stock (250,000,000 shares authorized, $.10 par value)  $    2,027,199
  Paid-in Capital                                                 1,136,510,382
  Accumulated Net Investment Loss                                    (3,124,910)
  Accumulated Net Realized Loss                                    (107,433,511)
  Net Unrealized Appreciation                                        20,974,671
                                                                 --------------
  Net Assets                                                     $1,048,953,831
                                                                 ==============
Capital Shares Outstanding                                           20,271,991

NET ASSET VALUE PER SHARE                                                $51.74
                                                                         ======

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1999 (Unaudited)

                                                                 Strong Schafer
                                                                   Value Fund
                                                                 --------------
INCOME:
  Dividends
    Unaffiliated Issuers (net of withholding taxes of $96,001)     $ 11,780,817
    Affiliated Issuers                                                  530,700
  Interest                                                              670,111
                                                                   ------------
  Total Income                                                       12,981,628
EXPENSES:
  Investment Advisory Fees                                            6,950,830
  Custodian Fees                                                         16,406
  Shareholder Servicing Costs                                         1,712,416
  Other                                                                 608,194
                                                                   ------------
  Total Expenses                                                      9,287,846
                                                                   ------------
NET INVESTMENT INCOME                                                 3,693,782

REALIZED AND UNREALIZED GAIN (Loss):
  Net Realized Loss on:
    Investments - Unaffiliated Issuers                             (105,503,589)
    Investments - Affiliated Issuers                                 (4,288,417)
                                                                   ------------
    Net Realized Loss                                              (109,792,006)

  Net Change in Unrealized Appreciation/Depreciation                195,123,489
                                                                   ------------
NET GAIN ON INVESTMENTS                                              85,331,483
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 89,025,265
                                                                   ============


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------

                                                                              Strong Schafer Value Fund
                                                                         ------------------------------------
                                                                         Six Months Ended        Year Ended
                                                                          March 31, 1999       Sept. 30, 1998
                                                                          --------------       --------------
                                                                            (Unaudited)
OPERATIONS:
  Net Investment Income                                                   $    3,693,782       $   11,553,761
  Net Realized Gain (Loss)                                                  (109,792,006)           5,547,326
  Net Change in Unrealized Appreciation/Depreciation                         195,123,489         (478,303,192)
                                                                          --------------       --------------
  Net Increase (Decrease) in Net Assets Resulting from Operations             89,025,265         (461,202,105)

DISTRIBUTIONS:
  From Net Investment Income                                                  (9,533,194)         (13,340,621)
  From Net Realized Gain on Investments                                               --          (32,880,858)
                                                                          --------------       --------------
  Total Distributions                                                         (9,533,194)         (46,221,479)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                  153,301,284        1,316,428,586
  Proceeds from Reinvestment of Distributions                                  9,181,919           44,633,159
  Payment for Shares Redeemed                                               (620,752,969)        (743,425,263)
                                                                          --------------       --------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions     (458,269,766)         617,636,482
                                                                          --------------       --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS:                                    (378,777,695)         110,212,898

NET ASSETS:
  Beginning of Period                                                      1,427,731,526        1,317,518,628
                                                                          --------------       --------------
  End of Period                                                           $1,048,953,831       $1,427,731,526
                                                                          ==============       ==============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                         2,783,005           20,130,827
  Issued in Reinvestment of Distributions                                        159,187              712,307
  Redeemed                                                                   (11,309,011)         (11,784,062)
                                                                             -----------          -----------
  Net Increase (Decrease) in Shares of the Fund                               (8,366,819)           9,059,072
                                                                             ===========          ===========


                                        See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

1.   ORGANIZATION
     Strong Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Securities for which market quotations are not readily available, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Additional Investment Risk -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

          Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

3.   RELATED PARTY TRANSACTIONS
     Strong Schafer Capital Management LLC (the "LLC") provides management and investment advisory services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides that, subject to the direction of the Fund's Board of Directors, the LLC is responsible for the management of the Fund's portfolio. The LLC is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Advisory Agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets. Investment advisory fees payable to the LLC at March 31, 1999 were $193. Unaffiliated directors' fees paid during the six months ended March 31, 1999 were $22,500.

     In September, 1997, Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the LLC. The LLC Agreement provides that Schafer and Strong shall be members of the LLC, with Schafer as the managing member, and grants to Strong an option to purchase Schafer's interest in the LLC. This option is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances, subject to obtaining necessary regulatory approvals, including approval of the Fund's shareholders. As managing member of the LLC, Schafer will provide ongoing management and investment advisory services to the Fund and will perform all obligations of the LLC under the investment advisory agreement between the Fund and the LLC. These changes do not affect the current investment approach or philosophy outlined in the Fund's Prospectus. Schafer, through its sole portfolio manager and controlling person, David
     K. Schafer, will continue in its role as the Fund's investment manager in which it has served since the Fund's inception. Moreover, the investment advisory fee rate payable by the Fund to the LLC under the investment advisory agreement is the same.

     Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Fund accounting service fees paid to Strong for the six months ended March 31, 1999 were $50,208. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees payable to Strong at March 31, 1999 were $152,246. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Other shareholder servicing expenses paid to Strong for the six months ended March 31, 1999 were $9,831.

     Pursuant to a distribution agreement, Strong Investments, Inc., an indirect subsidiary of Strong, has agreed to act at the request of the Fund and the LLC as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.


4.   INVESTMENT TRANSACTIONS
     Aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) during the six months ended March 31, 1999 were $529,222,066 and $985,595,795, respectively.

5.   INCOME TAX INFORMATION
     At March 31, 1999, the cost of investments in securities for federal income tax purposes was $1,045,247,250. Net unrealized appreciation of securities was $19,116,158, consisting of gross unrealized appreciation and depreciation of $158,953,556 and $139,837,398, respectively.

--------------------------------------------------------------------------------

6.   INVESTMENTS IN AFFILIATES
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended March 31, 1999 is as follows:

                                          Balance of         Gross       Gross Sales      Balance of      Value     Dividend Income
                                         Shares Held       Purchases         and         Shares Held     March 31,   Oct. 1, 1998 -
                                         Oct. 1, 1998    and Additions    Reductions    March 31, 1999     1999      March 31, 1999
                                         ------------    -------------    ----------    --------------   ---------   --------------
Cleveland-Cliffs, Inc.                      577,600           --            281,500         296,100     $10,085,906     $433,200
Harman International Industries, Inc.     1,030,000           --          1,030,000              --              --       97,500



7.   SPECIAL MEETING OF SHAREHOLDERS
     At a shareholder meeting held on October 15, 1998, in Princeton, NJ, shareholders (1) elected a new Board of Directors, (2) approved the adoption of a new investment advisory agreement between the LLC and the Fund (prior to such meeting Schafer was the advisor to the Fund, now Schafer is the LLC's Managing Member - see Note 3), and (3) ratified the appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund.


                                            Strong Shafer Value Fund
                                           Shares Voted 17,093,447.995
                                     ---------------------------------------
Proposals                             Affirmative      Withhold
---------                             -----------      --------
1. Election of Directors
    David K. Schafer                    98.590%         1.410%
    Timothy C. Collins                  98.375          1.625
    Mary P. English                     98.373          1.627
    Phillip P. Young                    98.624          1.376


                                      Affirmative      Against       Abstain
                                      -----------      -------       -------
2. Adopt Advisory Agreement             96.322%         1.850%        1.828%

3. Ratify Selection of Auditors         97.814          1.048         1.138


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Period Ended
                                                             -------------------------------------------------------------------
                                                              March 31,   Sept. 30,   Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,
Selected Per-Share Data(a)                                     1999(b)      1998        1997       1996       1995       1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $49.85      $67.29      $47.28     $43.46     $36.54     $36.21
Income From Investment Operations
  Net Investment Income                                          0.12        0.40        0.39       0.47       0.36       0.26
  Net Realized and Unrealized Gains (Losses) on Investments      2.13      (15.81)      21.48       5.00       8.53       1.34
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               2.25      (15.41)      21.87       5.47       8.89       1.60
Less Distributions
  From Net Investment Income                                    (0.36)      (0.59)      (0.43)     (0.38)     (0.33)     (0.19)
  From Net Realized Gains                                          --       (1.44)      (1.43)     (1.27)     (1.64)     (1.08)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                             (0.36)      (2.03)      (1.86)     (1.65)     (1.97)     (1.27)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $51.74      $49.85      $67.29     $47.28     $43.46     $36.54
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +4.5%      -23.5%      +47.5%     +13.0%     +26.0%      +4.4%
  Net Assets, End of Period (In Millions)                      $1,049      $1,428      $1,318       $389       $163        $68
  Ratio of Expenses to Average Net Assets                        1.3%*       1.2%        1.2%       1.3%       1.3%       1.5%
  Ratio of Net Investment Income to Average Net Assets           0.5%*       0.7%        0.8%       1.2%       1.2%       1.0%
  Portfolio Turnover Rate                                       39.2%       39.0%       22.5%      17.8%      33.2%      28.5%


    *  Calculated on an annualized basis
  (a)  Information presented relates to a share of capital stock of the Fund.
  (b)  For the six months ended March 31, 1999 (Unaudited).


See Notes to Financial Statements.

                                   DIRECTORS
                                David K. Schafer
                               Timothy C. Collins
                                Mary P. English
                                Phillip P. Young

                                    OFFICERS
                          David K. Schafer, President
                        James P. Cullen, Vice President
                  Brendan J. Spillane, Secretary and Treasurer
                   Thomas P. Lemke, Assistant Vice President
                      John S. Weitzer, Assistant Secretary

                               INVESTMENT ADVISOR
                     Strong Schafer Capital Management, LLC
                       P.O. Box 8808, Princeton, NJ 08540

                                  DISTRIBUTOR
                            Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                Sidley & Austin
                   1 First National Plaza, Chicago, IL 60603

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
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                              www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 11583E99              SSVAL